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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 6, 1996
                                 Date of Report
                        (Date of earliest event reported)

                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       02-21428                                    13-3464527
(Commission File Number)              (IRS Employer Identification No.)

                           175 Derby Street, Suite 36
                        Hingham, Massachusetts 02043-5048
               (Address of principal executive offices) (Zip Code)

                                 (617) 741-5175
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

     On November 6, 1996, Occupational Health + Rehabilitation Inc (the "Company") sold 1,416,667 shares of Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock") in a private placement at a purchase price of $6.00 per share. Subject to certain conditions, the Company may require the purchasers to purchase up to an additional 250,000 shares of Series A Preferred Stock prior to May 1997. Each share of Series A Preferred Stock is convertible, at the option of the holder, into one share of the Company's common stock, $.001 par value per share ("Common Stock") (subject to adjustment upon the occurrence of certain specified events). The holders of the Series A Preferred Stock are entitled to vote as a single class with the holders of the Common Stock and each share of Series A Preferred Stock is entitled to the number of votes that is equal to the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such vote. The holders of Series A Preferred Stock are entitled to certain registration rights with respect to the Common Stock into which the Series A Preferred Stock is convertible. Dividends will be payable on the shares of Series A Preferred Stock when and if declared by the Board of Directors of the Company after three years from the date of issuance and will thereafter accrue at an annual cumulative rate of $0.48 per share, subject to certain adjustments. The Company intends to use the proceeds from the sale of the Series A Preferred Stock for its expansion efforts and for working capital.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

          4.1 Certificate of Designations of Series A Convertible Preferred Stock of the registrant filed with the Delaware Secretary of State on November 6, 1996, filed herewith.

          4.2 Form of Series A Convertible Preferred Stock Certificate, filed herewith.

         99.1     Press Release, filed herewith.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 20, 1996               OCCUPATIONAL HEALTH +
                                       REHABILITATION INC

                                       /s/ John C. Garbarino
                                       ----------------------------------------
                                       John C. Garbarino
                                       President and Chief Executive
                                       Officer
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                                  EXHIBIT INDEX

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                                                                                                      Sequentially
Exhibit No.                                        Description                                       Numbered Page
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
       4.1            Certificate of Designations of Series A Convertible
                      Preferred Stock of the registrant filed with the Delaware
                      Secretary of State on November 6, 1996.

       4.2            Form of Series A Convertible Preferred Stock Certificate.

      99.1            Press Release.
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